STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Feb. 28, 2023	Feb. 28, 2022
STATEMENTS OF OPERATIONS
Revenue	$ 0	$ 0
OPERATING EXPENSES
General and administrative expenses	17,669	15,735
Total Operation expenses	(17,669)	(15,735)
Income (Loss) before provision for income taxes	(17,669)	(15,735)
Provision for income taxes	0	0
Net income (loss)	$ (17,669)	$ (15,735)
Income (loss) per common share:
Basic and Diluted	$ (0.00)	$ (0.00)
Weighted Average Number of Common Shares Outstanding:
Basic and Diluted	6,570,000	5,599,986